Exhibit 10.1

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Amended and Restated Credit Agreement (the “Amendment”) is made and dated as of this 29th day of August, 2007, by and among PEMCO AVIATION GROUP, INC., a Delaware corporation, PEMCO AEROPLEX, INC., an Alabama corporation, PEMCO ENGINEERS, INC., a Delaware corporation, PEMCO WORLD AIR SERVICES, INC., a Delaware corporation, SPACE VECTOR CORPORATION, a Delaware corporation (collectively, the “Borrowers”), WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association and the successor-by-merger to SouthTrust Bank (the “Agent”), those lenders executing this Agreement as Lenders, and such other lenders as may become a party hereto (collectively, the “Lenders”).

W I T N E S S E T H:

A. Pursuant to the Amended and Restated Credit Agreement dated as of October 12, 2006 by and among the Borrowers, the Lenders, and the Agent (the “Credit Agreement”), Lenders have made available, subject to the terms and conditions thereof, (i) the Revolving Loan in the maximum principal amount of $28,000,000.00; (ii) the Swing Line Loan in the maximum principal amount of $6,000,000.00; (iii) the Term Loan in the original principal amount of $5,000,000.00; and (iv) the Treasury Stock Loan in the original principal amount of $5,000,000.00.

B. The Lenders and the Borrower have agreed to amend the Credit Agreement for the purpose of extending the scheduled maturity of the Revolving Loan and modifying the maturities of the Term Loan and the Treasury Stock Loan.

NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Amendments of Defined Terms. The definitions of the following terms used in the Credit Agreement are hereby amended as follows:

a. The definition of the term “Revolving Loan Maturity Date” in Section 1.1. of the Credit Agreement is hereby deleted and replaced in its entirety with the following definition:

“‘Revolving Loan Maturity Date’ means the earlier of (a) September 28, 2007, or (b) the occurrence of an Event of Default.”

b. The definition of the term “Term Loan Maturity Date” in Section 1.1. of the Credit Agreement is hereby deleted and replaced in its entirety with the following definition:

“‘Term Loan Maturity Date’ means the earlier of (a) September 28, 2007, or (b) the occurrence of an Event of Default.”

c. The definition of the term “Treasury Stock Loan Maturity Date” in Section 1.1. of the Credit Agreement is hereby deleted and replaced in its entirety with the following definition:

“‘Treasury Stock Loan Maturity Date’ means the earlier of (a) September 28, 2007, or (b) the occurrence of an Event of Default.”

2. Borrower Representations. Each of the Borrowers represents, warrants, covenants and agrees that:

a. The execution, delivery and performance by it of this Amendment have been duly authorized by all appropriate action, are within its powers, are not in conflict with the terms of its articles of incorporation or bylaws, and will not cause a default under, or violate any provision of, any agreement by which it or its properties is bound;

b. This Amendment constitutes the legal and binding obligation of Borrower, enforceable against Borrower in accordance with its terms; and

c. Each of the representations and warranties set forth in the Credit Agreement is true and correct as of the date hereof.

3. Borrower Covenants. Each of the Borrowers agrees to pay directly or reimburse the Bank upon demand for its expenses and costs including, without way of limitation, the reasonable fees and expenses of legal counsel for the Bank, incurred in connection with the preparation of this Amendment and the documents related hereto, and the cost of filing any financing statements and other documents in connection herewith, and the administration, amendment, modification, extension or enforcement of the Credit Agreement, and any other documents related to the Credit Agreement, and the collection or attempted collection of any of the obligations under the Credit Agreement, and any other sum due under the Credit Agreement after default by the Borrowers in the payment thereof.

4. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

5. Scope of Agreement. Except as expressly amended herein, the Credit Agreement shall be unchanged, and shall remain in full force and effect, and the Credit Agreement, as amended, is hereby ratified and affirmed in all respects, including, without limitation, all provisions in the Credit Agreement concerning the Borrowers’ obligations with respect to the payment of Success Fees, which provisions each of the Borrowers hereby expressly ratify and reaffirm.

6. Conditions Precedent. The obligations of the Bank hereunder and the enforceability of the terms and conditions of this Amendment against the Bank are conditioned expressly upon the satisfaction of the following conditions: (a) the Borrowers shall have delivered or caused to be delivered to the Bank this Amendment; (b) the Borrowers shall have furnished to the Bank resolutions of the Borrowers’ directors, in form and substance satisfactory to Agent, authorizing the Borrowers to enter into this Amendment and the transactions contemplated herein; (c) the Borrowers shall have paid to the Agent, for the benefit of the Lenders, an extension fee with respect to the Revolving Loan in the amount of Twenty Thousand and No/100 Dollars ($20,000.00); and (d) the Borrowers shall have executed and delivered to Agent, or caused to be executed and delivered to Agent, all other documents and perform all other acts that, in the Agent’s sole judgment, are necessary or desirable in order for the Bank to obtain the full benefit of this Amendment and the Credit Agreement and of the transactions described or referenced in this Amendment and the Credit Agreement.

7. RELEASE. EACH BORROWER HEREBY RELEASES, ACQUITS, AND FOREVER DISCHARGES THE AGENT, THE LENDERS (AND EACH OF THEM), AND EACH AND EVERY PAST AND PRESENT SUBSIDIARY, AFFILIATE, STOCKHOLDER, OFFICER, DIRECTOR, AGENT, SERVANT, EMPLOYEE, REPRESENTATIVE, AND ATTORNEY OF THE AGENT OR ANY OF THE LENDERS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, SUITS, DEBTS, LIENS, OBLIGATIONS, LIABILITIES, DEMANDS, LOSSES, COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES) OF ANY KIND, CHARACTER, OR NATURE WHATSOEVER, KNOWN OR UNKNOWN, FIXED OR CONTINGENT, WHICH ANY BORROWER HAS OR MAY HAVE OR CLAIM TO HAVE NOW OR WHICH MAY HEREAFTER ARISE OUT OF OR CONNECTED WITH ANY ACT OF COMMISSION OR OMISSION OF ANY OF THE RELEASED PARTIES EXISTING OR OCCURRING PRIOR TO THE DATE OF THIS AMENDMENT OR ANY INSTRUMENT EXECUTED PRIOR TO THE DATE OF THIS AMENDMENT, INCLUDING, WITHOUT LIMITATION, ANY CLAIMS, LIABILITIES OR OBLIGATIONS ARISING WITH RESPECT TO THE CREDIT AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THE CREDIT AGREEMENT OR ANY OF THE OTHER DOCUMENTS EXECUTED OR DELIVERED IN CONNECTION WITH THE CREDIT AGREEMENT. THE PROVISIONS OF THIS SECTION SHALL BE BINDING UPON EACH BORROWER, AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, AND SHALL INURE TO THE BENEFIT OF EACH OF THE RELEASED PARTIES AND THEIR RESPECTIVE HEIRS, SUCCESSORS AND ASSIGNS.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives as of the day and year first above written.

[SIGNATURE PAGES TO FOLLOW]

SIGNATURE PAGE—BORROWERS

PEMCO AVIATION GROUP, INC.

By:	/s/ Randall C. Shealy

Its:	Senior Vice President and Chief Financial Officer

PEMCO AEROPLEX, INC.

By:	/s/ Randall C. Shealy

Its:	Treasurer and Chief Financial Officer

PEMCO ENGINEERS, INC.

By:	/s/ Randall C. Shealy

Its:	Treasurer and Chief Financial Officer

PEMCO WORLD AIR SERVICES, INC.

By:	/s/ Randall C. Shealy

Its:	Treasurer and Chief Financial Officer

SPACE VECTOR CORPORATION

By:	/s/ Randall C. Shealy

Its:	Treasurer and Chief Financial Officer

SIGNATURE PAGE—WACHOVIA

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Revolving Loan Lender, as a Term Loan Lender, as Swing Line Lender, as Issuing Lender, as Treasury Stock Lender, and as Agent

By:	/s/ Andy Raine

Its:	Vice President

SIGNATURE PAGE—COMPASS

COMPASS BANK, as a Revolving Loan Lender, as a Term Loan Lender, and as a Treasury Stock Loan Lender

By:	/s/ Alex Morton

Its:	Senior Vice President